UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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USA TECHNOLOGIES, INC.

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USA Technologies, Inc. issued the following press release on May 31, 2012:

Investor Contact:	Media Contact:
Veronica Rosa	Joe Crivelli
VP, Corp. Comm. and Investor Relations	Senior Vice President
USA Technologies	Gregory FCA
484-359-2138	610-228-2100
vrosa@usatech.com	joec@gregcomm.com

USA Technologies Provides Shareholders Additional Insight Into
Dissident Shareholder Bradley Tirpak

Recent pattern of nepotism, destruction of shareholder value, and unethical behavior by Bradley Tirpak and his S.A.V.E. organization in our view demonstrates that they cannot be trusted with your company

Shareholders are urged to vote today for our nine highly qualified nominees in the WHITE proxy card

MALVERN, PA, May 30, 2012 -- USA Technologies, Inc. (NASDAQ: USAT) (“USAT” or “the Company”), a leader of wireless, cashless payment and M2M telemetry solutions for self-serve, small-ticket retailing industries, today sent a letter to shareholders providing additional insight on dissident shareholder Bradley Tirpak, as well as the destruction of shareholder value at Direct Insite Corp., after a group of shareholders, including Tirpak, took control of the board. The following is the text of the letter that was sent to shareholders:

Dear Fellow USA Technologies Shareholder:

We are in a fight for control of your company and your vote is critical.   The USAT team, supported by our highly qualified and reconstituted board of directors, is executing on a turnaround plan that we believe is building shareholder value, growing our business, and moving us quickly towards profitability.  Recently, USAT reported the achievement of important revenue and operational milestones reflecting trends that are expected to continue into the June quarter.   Just this week, we recognized important markers of our progress at USAT, crossing 3,000 customers and 155,000 connections—indicators of our competitive strength and improving financial performance.

In the midst of this turnaround, Bradley Tirpak and his associate, Craig Westley Thomas, operating under the self-laudatory moniker “S.A.V.E.”, are attempting to wrest control of the USAT board of directors at our upcoming annual shareholders’ meeting.  USAT strongly believes that the election of Tirpak and his director nominees would result in lost business momentum, damaged customer and partner relationships and destruction of shareholder value.  Our view is based on a multitude of facts, not the least of which is the destruction of shareholder value at Direct Insite Corp. following the takeover by Tirpak and his group.  In addition, a quick review of the Tirpak track record and of Tirpak and his nominees during the last twelve months reveals what we view as highly unethical behavior, as described below.

Tirpak’s and S.A.V.E.’s Destruction of Shareholder Value at Direct Insite
On May 25, 2011, Bradley Tirpak, Thomas, S.A.V.E. and other shareholders in their group gained control of the board of Direct Insite Corp. (OTCB: DIRI).  In addition to a shocking pattern of poor business judgment, weak corporate governance practices and lack of competency, since the Direct Insite takeover, the stock price has declined by nearly 50%.  On May 25, 2011, the date of Tirpak’s takeover, Direct Insite shares traded at $1.20 per share.  One year later, on May 25, 2012, Direct Insite traded at only 66 cents per share.  Clearly, we do not want to see a similar destruction of shareholder value at USAT should Tirpak be successful in his takeover attempt.

Governance Lapses at Direct Insite Under Tirpak

●
Shortly after taking control of the Direct Insite board, and in a remarkable display of nepotism, the board appointed the son-in-law of a fellow board member to the position of Chief Executive Officer.  To make matters worse, the father-in-law/director also served with Craig Westley Thomas (of S.A.V.E.) on the Compensation Committee, the same committee that establishes the son-in-law’s compensation.  In the April 2012 proxy statement, the Direct Insite board states that it has determined that the father-in-law of the newly appointed CEO is an “independent” director under NASDAQ rules.  Contrary to Direct Insite’s board, we believe this is a flawed and erroneous determination and this director does not qualify as independent under the NASDAQ listing standards.

●
In contrast to their stated battle-cry against board entrenchment, on May 23, 2011, Thomas became a Class III Director, meaning that he would not have to stand for reelection by the Direct Insite shareholders until 2014.

●
Thomas, who will not stand for reelection to the Direct Insite Board until 2014, is now Chair of both the Audit and Nominating Committees. We consider this a poor corporate governance practice.  In our view, chairs of these two important committees should be held by separate board members as a matter of best practice.

Operating Failures at Tirpak’s Direct Insite

The current financial health of Direct Insite is questionable.

●
Direct Insite has reported that as of December 31, 2011 and March 31, 2012, its disclosure controls and procedures were not effective.  The Form 10-K for the year ended December 31, 2011, states: “Based on our evaluation of our disclosure controls and procedures as of December 31, 2011 (the “Evaluation Date”), we believe that these controls and procedures were not effective as a result of the departure of the Company’s Chief Financial Officer and appointment of an Acting Chief Financial Officer at the end of the third quarter, as well as limited resources in the accounting and financial function, which adversely affected management’s ability to effectively review and analyze elements of the financial statement closing process and prepare financial statements in accordance with U.S. GAAP.”  As stated above, Thomas is the Chair of the Audit Committee.   As such, he has a critical governing role in ensuring Direct Insite has proper reporting and disclosure controls.  The lack of reporting and disclosure controls reported by Direct Insight directly reflects the quality and diligence of the work of the Audit Committee and its Chairman.

●
On May 11, 2012, Direct Insite was notified by JPMorgan Chase Bank, NA (“Chase”) that Chase had cancelled Direct Insite’s $1,000,000 secured credit line due to lack of compliance with one of the financial covenants of the loan agreement.

USA TECHNOLOGIES’ BOARD RECOMMENDS THAT SHAREHOLDERS TODAY VOTE THE WHITE PROXY CARD “FOR” USA TECHNOLOGIES’ NINE EXPERIENCED AND HIGHLY QUALIFIED DIRECTORS.   DO NOT SIGN OR RETURN ANY GOLD CARD SENT TO YOU BY BRADLEY TIRPAK UNDER THE MONIKER S.A.V.E.

Tirpak’s Unethical Behavior at USAT
We strongly believe that Tirpak is unethical, and lacks the operating competency to lead USAT. In our view, Tirpak’s own recent actions involving USAT confirm this:

Side deal with director nominee:  While preaching about the value of transparency and accountability, Bradley Tirpak failed to disclose in his Form 13-D that was filed with the SEC on April 26, 2012, a material side deal he had made with his board nominee, George Wallner.  Specifically, on March 28, 2012, less than one month after he had resigned from USAT’s board, Tirpak proposed to give Wallner options to purchase approximately 400,000 shares of USAT stock for serving in a nebulous three year consulting role once Tirpak took control of the board.  On May 3, 2012, USAT filed a complaint against Tirpak and his affiliates which claimed, among other things, that his previously filed Form 13-D violated the securities laws because it not only failed to disclose the contemplated consulting agreement with Wallner, but also falsely stated that there were no such contracts.  On the next day, May 4, 2012, Tirpak amended his Form 13-D to reflect the side deal.

Refusal to fully cooperate with investigation:  In October 2011, the Audit Committee of the USAT board investigated whether USAT’s former CEO was participating in online investor message boards. The former CEO fully cooperated with the investigation, and as a result of the investigation, the former CEO resigned from the company.  During October 2011, Mr. Tirpak was also investigated by the Audit Committee regarding his participation in online investor message boards concerning USAT.  However, Mr. Tirpak would not fully cooperate with the Audit Committee’s investigation. In January 2012, the USAT Board determined that Tirpak had not fully cooperated with the investigation, and as a result, the investigation could not be completed and Tirpak could not be exonerated.

Outrageous behavior:  In October 2011, and during the Audit Committee’s investigation of Tirpak described above, Tirpak stated to a member of the Audit Committee that he would be willing to fully cooperate with the investigation if he had that individual’s support to become chairman of the board of USAT.  The individual informed Tirpak that he did not have his support to become chairman.  In fact, no Board member supported Tirpak for that role. In January 2012, the USAT Board determined that Tirpak’s conduct during October 2011 had violated a contractual agreement with USAT pursuant to which he specifically agreed not to seek that role.

Breach of the Code of Business Conduct and Ethics:  Most recently, in December 2011, Tirpak contacted a key shareholder under the guise of acting in his capacity as a director of USAT and on its behalf, when in fact he was advancing his own agenda – clearly conduct detrimental to USAT.  According to the shareholder, during the call Tirpak accused the shareholder of doing something illegal.  The shareholder abruptly ended the call and requested that Tirpak never call the shareholder again.  The shareholder—quite upset by the incident—had outside counsel call USAT’s corporate counsel to complain about Tirpak’s behavior.  As a result, in January 2012 the board determined that Tirpak had violated the USAT Code of Business Conduct and Ethics in three material respects.

Perhaps most telling of Tirpak’s and Thomas’ business ethics is last week’s ruling, by the United States District Court for the Eastern District of Pennsylvania, that Bradley Tirpak and his S.A.V.E. organization, in furthering their attempted efforts to take control of the USAT Board, violated a contractual agreement they had entered into with USAT just one year ago causing what the court described as irreparable harm as a result of the dissemination of disparaging and unfavorable information.  The Court’s opinion, states:

“These statements are damaging to the board’s reputation and its goodwill with its shareholders.  The harm will likely survive the election.” … “S.A.V.E. and its members are sophisticated parties who negotiated the Second Settlement Agreement with the assistance of counsel against the backdrop of the future proxy contest.  They agreed that violations of the non-disparagement provision would cause “irreparable injury.”  They cannot now make a statement violating the provision and then argue there is no irreparable harm.”

USAT strongly believes that Tirpak’s conduct during the last twelve months reflects a pattern of unethical behavior and poor business judgment, and Tirpak and his nominees are not to be trusted with the future of USAT.  The contractual agreement in question also obligates Tirpak and Thomas to reimburse USAT for the costs incurred by USAT in procuring the Court’s ruling. USAT has already demanded that Tirpak and Thomas live up to this contractual obligation and reimburse USAT, and USAT expects them, this time, to promptly live up to their agreement.

VOTE YOUR WHITE PROXY CARD TODAY
“FOR” USAT’S NINE QUALIFIED DIRECTORS

We urge you to sign, date and return the WHITE proxy card today to vote for our nine highly qualified nominees. You may also vote by phone or internet by following the instructions on your WHITE proxy card. We urge you to discard and not vote Tirpak’s GOLD proxy card.

Your vote is important, no matter how many or how few shares you own. If you have any questions or need any assistance voting your shares, please contact MacKenzie Partners, Inc., which is assisting USA Technologies in this matter, at 800-322-2885.

As you can garner from this letter, Tirpak and his cohorts are not to be trusted and we believe it would be a huge mistake to hand them the reins of USAT.  The USAT Board, under new leadership and reconstituted, is positive about our business plan and the momentum we are generating.  We are confident that we are headed in the right direction.  Help us build upon that momentum by voting your WHITE proxy card today.

On behalf of USA Technologies’ Board of Directors, we thank you for your continued support.

Sincerely,

/s/ Stephen P. Herbert	/s/ Steven D. Barnhart
Stephen P. Herbert Chairman and Chief Executive Officer	Steven D. Barnhart Lead Independent Director

About USA Technologies:

USA Technologies is a leader in the networking of wireless non-cash transactions, associated financial/network services and energy management. USA Technologies provides networked credit card and other non-cash systems in the vending, commercial laundry, hospitality and digital imaging industries. USA Technologies has been granted 79 patents and has agreements with Verizon, Visa, Compass, Crane and others. Visit our website at www.usatech.com.

Forward-looking Statements:

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:  All statements other than statements of historical fact included in this release, including without limitation the financial position, anticipated connections to our network, business strategy and the plans and objectives of the Company’s management for future operations, are forward-looking statements. When used in this release, words such as “anticipate”, “believe”, “estimate”, “expect”, “intend”, and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by and information currently available to the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business, financial market and economic conditions, including but not limited to, the ability of the Company to retain key customers from whom a significant portion of its revenues is derived; the potential costs and management distractions attendant to Mr. Tirpak’s purported nomination of himself and six other candidates as director nominees at the 2012 annual meeting of shareholders; the outcome of the proxy contest and related litigation; whether the actions of our former CEO which resulted in his separation from the Company or the Securities and Exchange Commission’s recently commenced investigation would have a material adverse effect on the future financial results or condition of the Company; the ability of the Company to compete with its competitors to obtain market share; the ability of the Company to obtain widespread commercial acceptance of it products; and whether the Company’s existing or anticipated customers purchase ePort devices in the future at levels currently anticipated by the Company. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date of this release. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

If you have any questions, require assistance with voting your
 WHITE proxy card, or need additional copies of
USAT’s  proxy materials, please contact:

105 Madison Avenue
New York, NY 10016
USAT@mackenziepartners.com
(212) 929-5500 (Call Collect)
 (800) 322-2885 (Toll Free)

Your vote is important, no matter how many or how few shares you own!

To vote via telephone or internet simply follow the instructions printed on the enclosed WHITE proxy card. You may vote by mail by using the enclosed postage paid envelope. We encourage you to disregard and not return any gold proxy cards that you receive from the
S.A.V.E. Committee even as a vote of protest against Mr. Tirpak.

If you hold shares in “street name”, use the enclosed WHITE instruction card to tell your bank or broker to vote for our nominees.

USA Technologies, Inc. sent the following letter to its shareholders on May 31, 2012.

May 31, 2012

Dear Fellow USA Technologies Shareholder:

We are in a fight for control of your company and your vote is critical.   The USAT team, supported by our highly qualified and reconstituted board of directors, is executing on a turnaround plan that we believe is building shareholder value, growing our business, and moving us quickly towards profitability.  Recently, USAT reported the achievement of important revenue and operational milestones reflecting trends that are expected to continue into the June quarter.   Just this week, we recognized important markers of our progress at USAT, crossing 3,000 customers and 155,000 connections—indicators of our competitive strength and improving financial performance.

In the midst of this turnaround, Bradley Tirpak and his associate, Craig Westley Thomas, operating under the self-laudatory moniker “S.A.V.E.”, are attempting to wrest control of the USAT board of directors at our upcoming annual shareholders’ meeting.  USAT strongly believes that the election of Tirpak and his director nominees would result in lost business momentum, damaged customer and partner relationships and destruction of shareholder value.  Our view is based on a multitude of facts, not the least of which is the destruction of shareholder value at Direct Insite Corp. following the takeover by Tirpak and his group.  In addition, a quick review of the Tirpak track record and of Tirpak and his nominees during the last twelve months reveals what we view as highly unethical behavior, as described below.

Tirpak’s and S.A.V.E.’s Destruction of Shareholder Value at Direct Insite
On May 25, 2011, Bradley Tirpak, Thomas, S.A.V.E. and other shareholders in their group gained control of the board of Direct Insite Corp. (OTCB: DIRI).  In addition to a shocking pattern of poor business judgment, weak corporate governance practices and lack of competency, since the Direct Insite takeover, the stock price has declined by nearly 50%.  On May 25, 2011, the date of Tirpak’s takeover, Direct Insite shares traded at $1.20 per share.  One year later, on May 25, 2012, Direct Insite traded at only 66 cents per share.  Clearly, we do not want to see a similar destruction of shareholder value at USAT should Tirpak be successful in his takeover attempt.

GOVERNANCE LAPSES AT DIRECT INSITE UNDER TIRPAK

●
Shortly after taking control of the Direct Insite board, and in a remarkable display of nepotism, the board appointed the son-in-law of a fellow board member to the position of Chief Executive Officer.  To make matters worse, the father-in-law/director also served with Craig Westley Thomas (of S.A.V.E.) on the Compensation Committee, the same committee that establishes the son-in-law’s compensation.  In the April 2012 proxy statement, the Direct Insite board states that it has determined that the father-in-law of the newly appointed CEO is an “independent” director under NASDAQ rules.  Contrary to Direct Insite’s board, we believe this is a flawed and erroneous determination and this director does not qualify as independent under the NASDAQ listing standards.

●
In contrast to their stated battle-cry against board entrenchment, on May 23, 2011, Thomas became a Class III Director, meaning that he would not have to stand for reelection by the Direct Insite shareholders until 2014.

●
Thomas, who will not stand for reelection to the Direct Insite Board until 2014, is now Chair of both the Audit and Nominating Committees. We consider this a poor corporate governance practice.  In our view, chairs of these two important committees should be held by separate board members as a matter of best practice.

OPERATING FAILURES AT TIRPAK’S DIRECT INSITE

The current financial health of Direct Insite is questionable.

●
Direct Insite has reported that as of December 31, 2011 and March 31, 2012, its disclosure controls and procedures were not effective.  The Form 10-K for the year ended December 31, 2011, states: “Based on our evaluation of our disclosure controls and procedures as of December 31, 2011 (the “Evaluation Date”), we believe that these controls and procedures were not effective as a result of the departure of the Company’s Chief Financial Officer and appointment of an Acting Chief Financial Officer at the end of the third quarter, as well as limited resources in the accounting and financial function, which adversely affected management’s ability to effectively review and analyze elements of the financial statement closing process and prepare financial statements in accordance with U.S. GAAP.”  As stated above, Thomas is the Chair of the Audit Committee.   As such, he has a critical governing role in ensuring Direct Insite has proper reporting and disclosure controls.  The lack of reporting and disclosure controls reported by Direct Insight directly reflects the quality and diligence of the work of the Audit Committee and its Chairman.

●
On May 11, 2012, Direct Insite was notified by JPMorgan Chase Bank, NA (“Chase”) that Chase had cancelled Direct Insite’s $1,000,000 secured credit line due to lack of compliance with one of the financial covenants of the loan agreement.

USA TECHNOLOGIES’ BOARD RECOMMENDS THAT SHAREHOLDERS TODAY VOTE THE WHITE PROXY CARD “FOR” USA TECHNOLOGIES’ NINE EXPERIENCED AND HIGHLY QUALIFIED DIRECTORS.   DO NOT SIGN OR RETURN ANY GOLD CARD SENT TO YOU BY BRADLEY TIRPAK UNDER THE MONIKER S.A.V.E.

Tirpak’s Unethical Behavior at USAT
We strongly believe that Tirpak is unethical, and lacks the operating competency to lead USAT. In our view, Tirpak’s own recent actions involving USAT confirm this:

Side deal with director nominee:  While preaching about the value of transparency and accountability, Bradley Tirpak failed to disclose in his Form 13-D that was filed with the SEC on April 26, 2012, a material side deal he had made with his board nominee, George Wallner.  Specifically, on March 28, 2012, less than one month after he had resigned from USAT’s board, Tirpak proposed to give Wallner options to purchase approximately 400,000 shares of USAT stock for serving in a nebulous three year consulting role once Tirpak took control of the board.  On May 3, 2012, USAT filed a complaint against Tirpak and his affiliates which claimed, among other things, that his previously filed Form 13-D violated the securities laws because it not only failed to disclose the contemplated consulting agreement with Wallner, but also falsely stated that there were no such contracts.  On the next day, May 4, 2012, Tirpak amended his Form 13-D to reflect the side deal.

Refusal to fully cooperate with investigation:  In October 2011, the Audit Committee of the USAT board investigated whether USAT’s former CEO was participating in online investor message boards. The former CEO fully cooperated with the investigation, and as a result of the investigation, the former CEO resigned from the company.  During October 2011, Mr. Tirpak was also investigated by the Audit Committee regarding his participation in online investor message boards concerning USAT.  However, Mr. Tirpak would not fully cooperate with the Audit Committee’s investigation. In January 2012, the USAT Board determined that Tirpak had not fully cooperated with the investigation, and as a result, the investigation could not be completed and Tirpak could not be exonerated.

Outrageous behavior:  In October 2011, and during the Audit Committee’s investigation of Tirpak described above, Tirpak stated to a member of the Audit Committee that he would be willing to fully cooperate with the investigation if he had that individual’s support to become chairman of the board of USAT.  The individual informed Tirpak that he did not have his support to become chairman.  In fact, no Board member supported Tirpak for that role. In January 2012, the USAT Board determined that Tirpak’s conduct during October 2011 had violated a contractual agreement with USAT pursuant to which he specifically agreed not to seek that role.

Breach of the Code of Business Conduct and Ethics:  Most recently, in December 2011, Tirpak contacted a key shareholder under the guise of acting in his capacity as a director of USAT and on its behalf, when in fact he was advancing his own agenda – clearly conduct detrimental to USAT.  According to the shareholder, during the call Tirpak accused the shareholder of doing something illegal.  The shareholder abruptly ended the call and requested that Tirpak never call the shareholder again.  The shareholder—quite upset by the incident—had outside counsel call USAT’s corporate counsel to complain about Tirpak’s behavior.  As a result, in January 2012 the board determined that Tirpak had violated the USAT Code of Business Conduct and Ethics in three material respects.

Perhaps most telling of Tirpak’s and Thomas’ business ethics is last week’s ruling, by the United States District Court for the Eastern District of Pennsylvania, that Bradley Tirpak and his S.A.V.E. organization, in furthering their attempted efforts to take control of the USAT Board, violated a contractual agreement they had entered into with USAT just one year ago causing what the court described as irreparable harm as a result of the dissemination of disparaging and unfavorable information.  The Court’s opinion, states:

“These statements are damaging to the board’s reputation and its goodwill with its shareholders.  The harm will likely survive the election.” … “S.A.V.E. and its members are sophisticated parties who negotiated the Second Settlement Agreement with the assistance of counsel against the backdrop of the future proxy contest.  They agreed that violations of the non-disparagement provision would cause “irreparable injury.”  They cannot now make a statement violating the provision and then argue there is no irreparable harm.”

USAT strongly believes that Tirpak’s conduct during the last twelve months reflects a pattern of unethical behavior and poor business judgment, and Tirpak and his nominees are not to be trusted with the future of USAT.  The contractual agreement in question also obligates Tirpak and Thomas to reimburse USAT for the costs incurred by USAT in procuring the Court’s ruling. USAT has already demanded that Tirpak and Thomas live up to this contractual obligation and reimburse USAT, and USAT expects them, this time, to promptly live up to their agreement.

VOTE YOUR WHITE PROXY CARD TODAY
“FOR” USAT’S NINE QUALIFIED DIRECTORS

We urge you to sign, date and return the WHITE proxy card today to vote for our nine highly qualified nominees. You may also vote by phone or internet by following the instructions on your WHITE proxy card. We urge you to discard and not vote Tirpak’s GOLD proxy card.

Your vote is important, no matter how many or how few shares you own. If you have any questions or need any assistance voting your shares, please contact MacKenzie Partners, Inc., which is assisting USA Technologies in this matter, at 800-322-2885.

As you can garner from this letter, Tirpak and his cohorts are not to be trusted and we believe it would be a huge mistake to hand them the reins of USAT.  The USAT Board, under new leadership and reconstituted, is positive about our business plan and the momentum we are generating.  We are confident that we are headed in the right direction.  Help us build upon that momentum by voting your WHITE proxy card today.

On behalf of USA Technologies’ Board of Directors, we thank you for your continued support.

Sincerely,

/s/ Stephen P. Herbert	/s/ Steven D. Barnhart

Stephen P. Herbert Chairman and Chief Executive Officer	Steven D. Barnhart Lead Independent Director

About USA Technologies:

USA Technologies is a leader in the networking of wireless non-cash transactions, associated financial/network services and energy management. USA Technologies provides networked credit card and other non-cash systems in the vending, commercial laundry, hospitality and digital imaging industries. USA Technologies has been granted 79 patents and has agreements with Verizon, Visa, Compass, Crane and others. Visit our website at www.usatech.com.

Forward-looking Statements:

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:  All statements other than statements of historical fact included in this release, including without limitation the financial position, anticipated connections to our network, business strategy and the plans and objectives of the Company’s management for future operations, are forward-looking statements. When used in this release, words such as “anticipate”, “believe”, “estimate”, “expect”, “intend”, and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by and information currently available to the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business, financial market and economic conditions, including but not limited to, the ability of the Company to retain key customers from whom a significant portion of its revenues is derived; the potential costs and management distractions attendant to Mr. Tirpak’s purported nomination of himself and six other candidates as director nominees at the 2012 annual meeting of shareholders; the outcome of the proxy contest and related litigation; whether the actions of our former CEO which resulted in his separation from the Company or the Securities and Exchange Commission’s recently commenced investigation would have a material adverse effect on the future financial results or condition of the Company; the ability of the Company to compete with its competitors to obtain market share; the ability of the Company to obtain widespread commercial acceptance of it products; and whether the Company’s existing or anticipated customers purchase ePort devices in the future at levels currently anticipated by the Company. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date of this release. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

If you have any questions, require assistance with voting your
 WHITE proxy card, or need additional copies of
USAT’s  proxy materials, please contact:

105 Madison Avenue
New York, NY 10016
USAT@mackenziepartners.com
(212) 929-5500 (Call Collect)
 (800) 322-2885 (Toll Free)

Your vote is important, no matter how many or how few shares you own!

To vote via telephone or internet simply follow the instructions printed on the enclosed WHITE proxy card. You may vote by mail by using the enclosed postage paid envelope. We encourage you to disregard and not return any gold proxy cards that you receive from the
S.A.V.E. Committee even as a vote of protest against Mr. Tirpak.

If you hold shares in “street name”, use the enclosed WHITE instruction card to tell your bank or broker to vote for our nominees.

18